SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 12, 2008
CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-11398	11-2520310

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Heartland Blvd., Edgewood, New York	11717

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (631) 586-5200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Item 2.02 — Results of Operations and Financial Condition
          On August 12, 2008, the Company issued a press release discussing its financial results for the three and six months ended June 30, 2008. The press release is included as Exhibit 99.1 hereto.
Item 9.01 — Financial Statement and Exhibits
99.1	Press release, dated August 12, 2008, announcing June 30, 2008 financial results

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2008		CPI AEROSTRUCTURES, INC.

	By:	/s/ Vincent Palazzolo

Vincent Palazzolo
Chief Financial Officer and Secretary